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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported event): January 17, 2001

                             AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                          0-22494                        88-0304799
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)


3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                                              89109
(Address of principal executive offices)                                    (Zip Code)


                                 (702) 567-7000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

       On January 17, 2001, Ameristar Casinos, Inc., a Nevada corporation (the "Company") issued a press release (the "Press Release") announcing expected fourth quarter results. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) Exhibits. The Exhibit listed below is incorporated herein in its entirety.

Exhibit No.                  Description
-----------                  -----------
   99.1                      January 17, 2001 Press Release of the Company
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERISTAR CASINOS, INC.


January 19, 2001                     By:  /s/ Gordon R. Kanofsky
(Date)                                    --------------------------------------
                                          Gordon R. Kanofsky
                                          Senior Vice President of Legal Affairs


Exhibit Number and    Description of Exhibit                              Method of Filing
Page No.
99.1, 4               January 17, 2001 Press Release of the Company       Filed
                                                                          electronically
                                                                          herewith


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